U.S. Bancorp 3Q18 Earnings Conference Call October 17, 2018 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q18 Highlights * Taxable-equivalent basis; see slide 26 for calculation ** Excluding the impact of student loans sold in 2Q18, average total loans grew 0.9 percent linked quarter and 1.8 percent year-over-year

Performance Ratios Efficiency Ratio* & Net Interest Margin** * Non-GAAP; see slides 25 and 26 for calculations ** Taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets

Average Loans +0.9% linked quarter +1.2% year-over-year On both a linked quarter and year-over-year basis, growth in average total loans was driven by growth in residential mortgages, commercial loans, credit card loans and retail leasing. On both a linked quarter and year-over-year basis, growth in average total loans was partially offset by a decline in commercial real estate loans due to continued paydowns and disciplined underwriting. $ in billions

Average Deposits -1.4% linked quarter -1.5% year-over-year $ in billions Rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent for 2018 and 35 percent for 2017 Interest-bearing Deposits Average noninterest-bearing deposits decreased 2.3 percent linked quarter and 5.8 percent year-over-year, primarily driven by decreases in business deposits within Corporate and Commercial Banking as well as corporate trust balances within Wealth Management and Investment Services. On a linked quarter basis, the decreases in business and corporate trust deposits were partially offset by an increase in consumer balances within Consumer and Business Banking.

Credit Quality $ in millions NCO Ratio -2 bps QoQ -1 bp YoY NPAs -8.0% QoQ -19.7% YoY

Earnings Summary

Net Interest Income Linked Quarter Net interest income growth was primarily driven by the impact of higher interest rates, earning asset growth and an additional day in the quarter, partially offset by deposit and funding mix shift. The increase in net interest margin was primarily due to the impact of higher interest rates, partially offset by deposit and funding mix and higher cash balances. Year-over-Year Growth in net interest income was primarily driven by the impact of rising interest rates, growth in earning assets and higher securities yields. Net interest margin expansion, primarily due to higher interest rates, was partially offset by deposit and funding mix, compressed loan spreads due to mix and the impact of tax reform. $ in millions Taxable-equivalent basis +1.7% linked quarter +1.7% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges, treasury management and ATM processing All other = commercial products, investment products fees, securities gains (losses) and other $2,340 $2,414 $2,418 Linked Quarter Payment services revenue growth was driven by seasonally higher sales volumes in corporate payment products and seasonally higher merchant processing fee revenue. Deposit service charges increased as a result of seasonally higher incidence rates. Growth in other noninterest income was primarily driven by higher equity investment income and tax-advantaged syndication revenue. Total noninterest income growth was partially offset by decreases in commercial products revenue and mortgage banking revenue. Year-over-Year Strong payment services revenue growth was driven by higher sales volumes across all businesses. Solid growth in trust and investment management fees was driven by business growth and favorable market conditions. Mortgage banking revenue and commercial products revenue declined due to the impact of industry trends. +0.2% linked quarter +3.3% year-over-year

Noninterest Expense Linked Quarter Noninterest expense decreased primarily due to a reduction in compensation expense including lower incentives and a seasonal decline in labor costs. Other noninterest expense declined as a result of lower costs related to tax-advantaged projects and the change in accruals related to legal and insurance matters. Year-over-Year Noninterest expense growth was primarily driven by higher personnel costs and technology investment, partially offset by lower other noninterest expense. Higher compensation expense was driven by hiring to support business growth and compliance programs, merit increases and higher variable compensation tied to business production. Higher employee benefits expense was primarily driven by increased medical costs and staffing. Lower other noninterest expense was driven by lower costs related to tax-advantaged projects, lower FDIC insurance expense, lower mortgage servicing costs and lower pension-related expense. $ in millions PPS = postage, printing and supplies -1.3% linked quarter +1.5% year-over-year $2,998 $3,085 $3,044

Capital Position * See Non-GAAP Financial Measures reconciliation on slide 24

Appendix

Average Loans vs. 3Q17 Average total loans increased by $3.4 billion, or 1.2% Average residential mortgage loans increased by $3.0 billion, or 5.1% Average commercial loans increased by $2.4 billion, or 2.5% Average commercial real estate loans decreased by $2.1 billion, or 5.0% vs. 2Q18 Average total loans increased by $2.4 billion, or 0.9% Average residential mortgage loans increased by $1.2 billion, or 2.0% Average commercial loans increased by $0.7 billion, or 0.7% Average commercial real estate loans declined $0.3 billion, or 0.8% Key Points Year-over-Year Growth 3.0% 2.6% 2.3% 1.1% 1.2% Covered Commercial CRE Res Mtg Retail Credit Card $279.4 $277.6 $279.8 6.1% $281.1 Average Loans ($bn) $278.6

Average Deposits Key Points Average Deposits ($bn) vs. 3Q17 Average total deposits decreased by $5.0 billion, or 1.5% Average low-cost deposits (NIB, interest checking, savings and money market) declined $6.7 billion, or 2.2% vs. 2Q18 Average total deposits decreased by $4.7 billion, or 1.4% Average low-cost deposits declined $5.2 billion, or 1.8% Year-over-Year Growth 5.2% 3.0% 1.9% 1.1% (1.5%) Time Money Market Checking and Savings Noninterest-bearing $330.1 $335.2 $339.2 $334.6 $334.8

Credit Quality – Commercial Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$96,633$98,353$99,048 30-89 Delinquencies0.22%0.23%0.23% 90+ Delinquencies0.05%0.06%0.06% Nonperforming Loans0.28%0.23%0.22% Linked Quarter Growth 1.0% 1.0% (0.1%) 0.9% 0.7% Linked quarter growth was modest at 0.7%, while line utilization remained relatively stable Net charge-offs increased slightly due to higher gross charge-offs, but remain below prior year levels

Investor $18,283 Owner Occupied $10,079 A&D Const $302 Multi-family $4,015 Retail $409 Residential Construction $2,110 Office $955 Other $2,722 Resi Land $667 $mm3Q172Q183Q18 Average Loans$41,621$39,857$39,542 30-89 Delinquencies0.15%0.11%0.08% 90+ Delinquencies0.01%0.01%0.01% Nonperforming Loans0.29%0.26%0.26% Performing TDRs*$141$126$222 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (2.2%) (1.5%) (1.6%) (1.3%) (0.8%) Average loans declined on both a linked quarter and year-over-year basis due to high market liquidity resulting in continued early payoffs Credit quality remained strong and stable; nonperforming loans remain low and unchanged from the prior quarter

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$59,030$60,834$62,042 30-89 Delinquencies0.26%0.27%0.27% 90+ Delinquencies0.18%0.18%0.19% Nonperforming Loans0.80%0.65%0.50% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,668 million in 3Q18) Linked Quarter Growth 0.8% 1.0% 0.9% 1.1% 2.0% Originations continued to be high credit quality (weighted average FICO of 760, weighted average LTV of 73%) More than 93% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$20,926$21,220$21,774 30-89 Delinquencies1.42%1.22%1.42% 90+ Delinquencies1.20%1.15%1.18% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 1.4% 1.4% 0.3% (0.3%) 2.6% Year-over-year average loan growth of 4.1% was driven by high credit quality originations The commitment weighted average FICO on new originations remained strong at 757 Charge-offs were up moderately year-over-year driven by continued vintage maturation

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Key Statistics $mm3Q172Q183Q18 Average Loans$16,299$16,048$16,000 30-89 Delinquencies0.38%0.39%0.45% 90+ Delinquencies0.24%0.29%0.32% Nonperforming Loans0.75%0.81%0.78% Subprime: 1% Wtd Avg LTV*: 87% NCO: 0.0% Prime: 98% Wtd Avg LTV*: 72% NCO: -0.03% Other: 1% Wtd Avg LTV*: 69% NCO: 0.00% *LTV at origination Linked Quarter Growth 0.3% 0.0% (0.6%) (0.9%) (0.3%) High-quality originations (weighted average FICO on commitments of 764, weighted average CLTV of 69%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries due to continued strength in home values

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$7,762$8,150$8,383 30-89 Delinquencies0.31%0.30%0.38% 90+ Delinquencies0.03%0.02%0.02% Nonperforming Loans0.09%0.12%0.13% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 8.1% 2.8% 0.0% 2.1% 2.9% Continued high-quality originations during 3Q18 (weighted average FICO of 782) Delinquencies and net charge-offs remained at low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$32,008$31,265$31,520 30-89 Delinquencies0.75%0.75%0.83% 90+ Delinquencies0.13%0.13%0.14% Nonperforming Loans0.10%0.12%0.12% Linked Quarter Growth 2.6% 2.6% 0.1% (4.9%) 0.8% Linked quarter average loans were essentially flat while the decrease year-over-year was primarily driven by the 2Q18 student loan portfolio sale Net charge-offs, delinquencies and nonperforming loans were all relatively stable and consistent with the low levels experienced in recent quarters

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q172Q183Q18 Average Loans$18,008$18,599$18,563 30-89 Delinquencies0.89%0.90%1.00% 90+ Delinquencies0.08%0.08%0.08% Nonperforming Loans0.11%0.13%0.14% Direct: 5% Wtd Avg FICO: 747 NCO: 0.06% Indirect: 95% Wtd Avg FICO: 773 NCO: 0.36% Auto loans are included in Other Retail category Linked Quarter Growth 2.7% 4.1% 0.6% (1.4%) (0.2)% Year-over-year growth in average loans continued to be driven by high quality originations in the Indirect channel (weighted average FICO of 779) Net charge-offs and late stage delinquencies remained relatively stable

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

Non-GAAP Financial Measures (1) Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent for 2018 and 35 percent for 2017.

U.S. Bancorp 3Q18 Earnings Conference Call October 17, 2018